UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2024

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2024, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) appointed Alison Rand to the Board, effective as of April 1, 2024, for a term of office ending at the 2024 annual meeting of shareholders, or until her successor is duly elected and qualified. The addition of Ms. Rand increases the size of the Board to twelve directors.

Ms. Rand, 56, was Executive Vice President and Chief Financial Officer of Primerica, Inc. from 2000 until December 2023. She retired from Primerica on April 1, 2024. She oversaw all aspects of Primerica’s finance, accounting and treasury functions, including tax, financial reporting and analysis, capital management and investor relations. Ms. Rand worked in the Audit department of KPMG LLP prior to joining Primerica in 1995. Ms. Rand also serves on the boards of directors of Regions Financial Corporation and its subsidiary, Regions Bank, as well as on several nonprofit and advisory boards.

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a participant since January 1, 2023, in which the amount involved exceeds $120,000 and in which Ms. Rand had, or will have, a direct or indirect material interest.

There are no arrangements or understandings between Ms. Rand and any other person pursuant to which she was appointed as a director. Ms. Rand will participate in the non-employee director compensation arrangements established by the Company for non-employee directors, as described under “Board of Directors – Director Compensation” in the Company’s proxy statement dated April 13, 2023, for its 2023 annual meeting of shareholders. Ms. Rand has not yet been named to any committees of the Board.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) announcing the appointment of Ms. Rand to the Board, a copy of which is furnished with this report as Exhibit 99.1. The information set forth in this Item 7.01, including the Press Release, is being furnished and shall not be deemed to be “filed”, as described in Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Reinsurance Group of America, Incorporated dated April 1, 2024

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: April 1, 2024	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer